DATA443 (LANDSTAR, Inc.) PROVIDES UPDATE ON NAME CHANGE

AND REVERSE STOCK SPLIT

RALEIGH, N.C., October 24, 2019 - Data443 Risk Mitigation, Inc. (OTCPK: LDSR), a leading data security and privacy software company, issued the following statement:

Data443 Risk Mitigation, Inc. (still known as LandStar, Inc. in the public markets, even though the name has been changed with the State of Nevada) is providing this update on its recent name change and reverse stock split. In a press release dated October 15, 2019, the Company announced that FINRA had finally notified the Company that its request to change the Company’s name and effect a 1:750 reverse stock split had been processed. While FINRA does not grant “approval” of corporate actions, the “processing” by FINRA meant that the requested corporate actions would be announced on FINRA’s Daily List on October 15, 2019, and the corporate action would take effect at the open of business on October 16, 2019.

While the corporate actions were reflected on FINRA’s Daily List on October 15th, later in the day FINRA, on its own and without further explanation, removed the corporate actions from the Daily List. FINRA informed the Company that it needed additional time to complete its review. The Company wishes to document the following:

●	The Company first filed its request for the corporate actions with FINRA on July 22, 2019.

●	Over the last three (3) months the Company has responded to multiple requests of FINRA, each time without delay, for documents and additional information.

●	Virtually all of the questions posed by FINRA relate back to time frames preceding the time current management assumed control of the Company.

●	Regrettably, FINRA has requested the same documents multiple times, and has asked the same questions multiple times.

●	The last rounds of questions posed by FINRA reflected FINRA’s failure to review what was previously submitted, and a failure to understand what was reviewed.

●	FINRA is either unable or unwilling to provide any update other than it is “working on the request” and has provided no explanation as to what is still being reviewed, even though FINRA has now had over three (3) months to complete its review.

●	FINRA refuses to acknowledge that its actions have resulted in a “DTC chill” of the Company’s stock, and market makers abandoning the Company’s stock. FINRA has refused to provide any timetable for resolution and has not acted with any sense of urgency notwithstanding the damages being incurred by the Company, stockholders and other investors.

●	Several brokers have stopped accepting orders for trades of our stock, while others are using our new ticker symbol and reflecting the effect of the reverse stock split, resulting in confusion and unfair trading.

Our growing company started from one employee in 2017 to over 20 associates now in five cities across the country. We have invested significant time, money, and effort into these corporate actions, which represent a significant step forward for the Company, and have been well documented in our business plans. The Company strives to conduct itself with the utmost professionalism and provide all public information in accordance with regulations, and indeed in many cases, has delivered more than the regulations require. We expend an inordinate amount of resources for a small organization to function in this marketplace.

The Company is committed to completing the process with FINRA and effect the name change, trading symbol change and reverse stock split. Despite pleading with FINRA for an update, all the Company has to offer from FINRA to our supportive shareholders is that “they are working on it”.

The Company will provide another update as soon as FINRA provides any useful information.

Stockholders are recommended to communicate directly with their broker and FINRA for specific questions related to their inability to trade their stock at this time, as the Company has no ability to affect any change in this situation.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: LDSR) enables secure data – across local devices, network, cloud, and databases – at rest and in flight. Its suite of products and services is highlighted by: (i) ArcMail, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (ii) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (iii) ClassiDocs™, the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance; (iv) ClassiDocs for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (v) Data443 Privacy Manager™, which is integrated with ClassiDocs to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs; enables the full lifecycle of Data Privacy Access Requests, Remediation, Monitoring and Reporting; (vi) Data443 Protect™, which provides nearly instant Cloud-deployed Data Loss Prevention capabilities with false positive rates unmatched enabled by ClassiDocs™ ; (vii) Data443 Virtual Data Protection Officer program that offers a turnkey and outsourced DPO capability for smaller organizations; (viii) DATAEXPRESS™, the leading Data transport, transformation and delivery product trusted by leading financial organizations worldwide and, (ix) the WordPress GDPR Framework with over 20,000 active users enables organizations of all sizes to comply with the GDPR and other privacy frameworks. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; and, anti-takeover measures in our charter documents. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019. Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™, ARALOC™ and DATAEXPRESS™ are registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

For Further Information:

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Investor Relations Contact:

Matthew Abenante

Porter, LeVay & Rose, Inc.

data443@plrinvest.com

212.564.4700

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